SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Communications Fund

Effective November 1, 2015, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.

Brendan O'Neill, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Effective November 1, 2015, the following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund's prospectus.

Brendan O'Neill, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.

■	Joined Deutsche Asset & Wealth Management in 2000.
■	Equity Research Analyst from 2001-2009.
■	Portfolio Manager for US Large Cap Equities: New York.
■	BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Please Retain This Supplement for Future Reference

October 27, 2015
PROSTKR-532